Exhibit 10.5c

July 13 2016

VIA OVERNIGHT COURIER

RAR2-Clearview Business Park Owner, LLC

c/o Deutsche Asset & Wealth Manager

Attention:  Asset Manager

101 California Street, Suite 2600

San Francisco, CA 94111

Re:

3055 Clearview Way, San Mateo, California (the “Building”): Lease dated as of July 30, 2016 (the “Original Lease”) by and between RAR2-Clearview Business Park Owner, LLC, as successor-in-interest to Locon San Mateo, LLC (“Landlord”) and SolarCity Corporation (“Tenant”), as amended by First Amendment to Lease dated as of November 15, 2010 (the Original Lease, as so amended, the “Lease”) - - Renewal Notice

Ladies and Gentlemen:

This letter is written with respect to the above-referenced Lease; capitalized terms used but not defined herein shall have the meaning given them in the Lease.

This letter constitutes Tenant’s “Renewal Notice” pursuant to Section 36(A)(1) of the Original Lease.  Tenant hereby notifies Landlord of Tenant’s exercise of the Renewal Option.  Pursuant to Section 26(2)(a) of the Original Lease, Landlord is to advise Tenant no later than thirty (30) days after Tenant’s delivery of this Renewal Notice (i.e., on or before August 12, 2016) of Landlord’s good faith determination of the new Base Rent for the Renewal Term.

Please contact the undersigned at your earliest convenience if you have any questions or comments.

Sincerely, SOLARCITY CORPORATION
By: /s/ Warrick Taylor
Its: VP, Infrastructure
cc: Jonathan M. Kennedy John Grady Michael McMillan